UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2022

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 235-3311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Consolidated Communications Holdings, Inc. (the “Company”) held on May 2, 2022, 102,023,723 shares of common stock, $0.01 par value, or approximately 89.79% of the 113,612,846 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.  Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal No. 1: Election of the Eight Directors Named in the Company’s Proxy Statement to Serve Until the Next Annual Meeting of Stockholders or Until Their Respective Successors Are Elected and Qualified. The number of votes cast for each nominee named in the Company’s proxy statement as a director, as well as the number of votes withheld and broker non-votes, were as follows:

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Robert J. Currey	61,452,310	34,911,972	5,659,441
Andrew S. Frey	95,288,904	1,075,378	5,659,441
David G. Fuller	92,136,902	4,227,380	5,659,441
Thomas A. Gerke	87,813,847	8,550,435	5,659,441
Roger H. Moore	94,288,309	2,075,973	5,659,441
Maribeth S. Rahe	95,027,357	1,336,925	5,659,441
Marissa M. Solis	95,748,863	615,419	5,659,441
C. Robert Udell, Jr.	95,129,727	1,234,555	5,659,441

Each nominee, having received a plurality of the votes cast, was elected.

Proposal No. 2: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, the number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
101,500,680	468,930	54,113

There were no broker non-votes as to Proposal No. 2.

Proposal No. 2, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was adopted.

Proposal No. 3: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers. With respect to the advisory vote to approve the compensation of the Company’s named executive officers described in the Company’s proxy statement, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,525,876	4,036,104	2,802,302	5,659,441

Proposal No. 3, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter, was adopted, on an advisory basis.

Item 7.01. Regulation FD Disclosure.

On May 2, 2022, in connection with the Annual Meeting, the Company posted a presentation to the “Investor Relations” section of the Company’s website at http://ir.consolidated.com.  A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Shareholder meeting presentation dated May 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

Date: May 5, 2022	By:	/s/ Steven L. Childers
Steven L. Childers
Chief Financial Officer